UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive  Proxy  Statement

[ ]  Definitive  Additional  Materials

[ ]  Soliciting  Material  Pursuant  to  Sec. 240.14a-11(c) or Sec. 240.14a-12

                           FARMERS & MERCHANTS BANCORP
================================================================================
                (Name of Registrant as Specified in its Charter)

================================================================================
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

[X]  No  fee  required.

[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                           FARMERS & MERCHANTS BANCORP
                    111 WEST PINE STREET, LODI, CA 95240-2184


April 14, 2006



Dear Stockholder:

     The annual meeting of stockholders of Farmers & Merchants Bancorp (the "Company") will be held this year at the Lodi Grape Festival, Chardonnay Hall, 413 E. Lockeford Street, Lodi, CA, on Monday, May 15, 2006, at 4:00 p.m. We look forward to your attendance.

     The enclosed proxy statement describes the business to be conducted at the annual meeting, which includes the election of Directors and any other matters which properly come before the meeting. A copy of the Company's 2005 Annual Report to Stockholders is also enclosed.

     We hope you will be able to attend the annual meeting in person. We would also like to invite you to be our guest for dinner after the meeting. FOR THE FIRST TIME THIS YEAR WE HAVE INCLUDED A PLACE ON THE PROXY FOR YOU TO INDICATE WHETHER YOU WILL BE ATTENDING THE MEETING. PLEASE NOTE THAT THE ANNUAL MEETING IS ONLY OPEN TO STOCKHOLDERS AND SPOUSES. SPACE WILL BE LIMITED AND WE CANNOT ACCOMMODATE OTHER GUESTS. We thank you in advance for your understanding on this issue.

     The Directors and senior management greatly appreciate the interest expressed by our stockholders. Whether or not you plan to attend the annual meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the enclosed proxy statement, we ask you to complete, sign and date the enclosed proxy and return it as soon as possible in the postage-paid envelope that has been provided for your convenience.

Sincerely,


/s/ Ole R. Mettler                        /s/ Kent A. Steinwert

Ole R. Mettler                            Kent A. Steinwert
Chairman of the Board                     President and Chief Executive Officer


Enclosures

                           FARMERS & MERCHANTS BANCORP
                    111 WEST PINE STREET, LODI, CA 95240-2184

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be held May 15, 2006

To  our  Stockholders:

NOTICE IS HEREBY GIVEN that the 2006 annual meeting of stockholders of Farmers & Merchants Bancorp, a Delaware corporation (the "Company") will be held this year at the Lodi Grape Festival, Chardonnay Hall, 413 E. Lockeford Street, Lodi, CA, on Monday, May 15, 2006, at 4:00 p.m. to:

1. Elect the following eleven (11) Directors to serve until the 2007 annual meeting of stockholders or until their successors are elected and qualified:

          Stewart C. Adams, Jr.             Harry C. Schumacher
          Ralph Burlington                  Kevin Sanguinetti
          Edward Corum, Jr.                 Kent A. Steinwert
          Robert F. Hunnell                 Ole R. Mettler
          Calvin (Kelly) Suess              Carl A. Wishek, Jr.
          James E. Podesta

2. Act upon such other matters as may properly come before such annual meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 3, 2006 as the record date for determining the holders of the common stock of the Company entitled to notice of, and to vote at, the annual meeting and any adjournments thereof. A complete list of stockholders entitled to vote will be available for inspection by stockholders of record at the office of the Secretary of the Company at 111 West Pine Street, Lodi, CA for the ten days prior to the meeting.

     You are strongly encouraged to attend the annual meeting. Please note that if you are a beneficial owner of common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.

     Please complete, sign and date, as promptly as possible, the enclosed proxy and immediately return it in the envelope provided for your use. This is important whether or not you plan to attend the annual meeting in person. The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you attend the annual meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/Deborah Hodkin

                                        Deborah Hodkin
                                        Secretary
Dated: April 14, 2006


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
   TO INSURE YOUR VOTE IS REPRESENTED, YOU ARE URGED TO COMPLETE, SIGN, DATE AND
                           PROMPTLY RETURN YOUR PROXY.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                           FARMERS & MERCHANTS BANCORP
                    111 WEST PINE STREET, LODI, CA 95240-2184

     This proxy statement is furnished to the stockholders of Farmers & Merchants Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the annual meeting of stockholders to be held on May 15, 2006 at the Lodi Grape Festival, Chardonnay Hall, 413 E. Lockeford Street, Lodi, CA at 4:00 p.m., and at any adjournment or postponement thereof. All expenses incidental to the preparation and mailing, or otherwise making available to all stockholders of the notice, proxy statement and form of proxy will be paid by the Company. This proxy statement and the enclosed proxy are being mailed to the Company's stockholders on or about April 14, 2006.

     This proxy statement outlines the business to be conducted at the annual meeting, which includes the election of Directors.

VOTING RIGHTS AND VOTE REQUIRED

     Only stockholders of record at the close of business on April 3, 2006 (the "record date"), will be entitled to vote in person at the meeting or by proxy. On the record date, there were 821,550 shares of common stock outstanding and entitled to vote.

     Holders of common stock of the Company are entitled to one vote for each share held, other than with respect to the election of Directors. Each stockholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of common stock held by such stockholder multiplied by the number of Directors to be elected, and such stockholder may cast all of such votes for a single nominee or may distribute them among two or more nominees. For example, if you own 10 shares of common stock of the Company and 11 Directors are being elected, you have 110 votes - you can cast all of them for one nominee, or two or more nominees if you so choose. No stockholder, however, shall be entitled to cumulate votes (i.e., cast for any one or more nominees a number of votes greater than the number of shares of common stock of the Company held by such stockholder) unless the name(s) of the nominee(s) has (have) been placed in nomination prior to the commencement of the voting in accordance with Article III, Section 3.4 of the Company's by-laws (which requires that nominations made other than by the Board of Directors be made by notification in writing delivered or mailed to the President of the Company not less than 30 days or more than 60 days prior to any meeting of stockholders) and, in accordance with Article II, Section 2.9 of the Company's by-laws, a stockholder has given at least two days written notice to the Secretary of the Company of an intention to cumulate votes prior to the vote. The Company's Annual Meeting of Stockholders is expected to be held on May 15, 2006. Accordingly, any stockholder nomination for election to the Board of Directors for the 2006 Annual Meeting of Stockholders, to be timely, must be received by the Company not later than April 15, 2006 and not earlier than March 16, 2006. If any stockholder has given such notice, all stockholders may cumulate their votes for nominees, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated, at the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this proxy statement.

     In the election of Directors, the 11 nominees receiving the highest number of votes will be elected. Approval of such other matters which properly come before the meeting, if any, will require the affirmative vote of a majority of the shares represented and voting at the meeting provided the quorum requirements of Article II, Section 2.7 of the by-laws are met (see "Voting of Proxies - Quorum" on page 2). Abstentions will not count as votes in favor of the election of Directors or any other proposals.

VOTING OF PROXIES - QUORUM

     The shares represented by all properly executed proxies received in time for the meeting will be voted in accordance with the stockholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted "FOR" the election of the 11 nominees for Director recommended by the Board of Directors and voted at the discretion of the proxy holders on such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting). A majority of the shares entitled to vote represented either in person or by properly executed proxies, will constitute a quorum at the meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in tabulations of the votes cast on proposals presented to the stockholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

REVOCABILITY OF PROXY

     A stockholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised (i.e., before the vote pursuant to that proxy) by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by appearing and voting by ballot in person at the meeting. In the event that signed proxies are returned without voting instructions, proxies will be voted in favor of election of the eleven (11) persons nominated for election as Directors as set forth in this Proxy Statement and such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting).

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

     At the meeting, it will be proposed to elect eleven (11) Directors of the Company, each to hold office until the next annual meeting and until their successors shall be elected and qualified. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the eleven (11) nominees named below.

     The following table sets forth the names of each of the nominees for election as a Director, their age, their principal occupation for the past five years and the period during which they have served as a Director of the Company (or the Bank).

-----------------------------------------------------------------------------------------
                                           PRINCIPAL OCCUPATION                  DIRECTOR
         NAME          AGE                DURING PAST FIVE YEARS                  SINCE
         ----          ---                ----------------------                  -----
-----------------------------------------------------------------------------------------
Stewart C. Adams, Jr.   68  Attorney                                                 1997
-----------------------------------------------------------------------------------------
Ralph Burlington        82  Retired, Former Co-owner San Joaquin Sulfur Co.          1968
-----------------------------------------------------------------------------------------
Edward Corum, Jr.       54  Managing General Partner, Corum Real Estate              2003
-----------------------------------------------------------------------------------------
Robert F. Hunnell       85  Retired, Former Owner Hunnell's Pharmacy                 1970
-----------------------------------------------------------------------------------------
Ole R. Mettler          88  Chairman of the Board of the Company and Bank            1973
-----------------------------------------------------------------------------------------
James E. Podesta        85  Orchardist                                               1980
-----------------------------------------------------------------------------------------
Kevin Sanguinetti       47  President, First American Title Company of Stockton      2001
-----------------------------------------------------------------------------------------
Harry C. Schumacher     85  Retired, Former President of the Bank                    1997
-----------------------------------------------------------------------------------------
Kent A. Steinwert       53  President & Chief Executive Officer of the Company       1998
                            and Bank
-----------------------------------------------------------------------------------------
Calvin (Kelly) Suess    70  Co-owner, Lodi Nut Company, Inc.                         1990
-----------------------------------------------------------------------------------------
Carl A. Wishek, Jr.     67  Assistant Vice President of the Bank                     1988
-----------------------------------------------------------------------------------------

     None of the Directors of the Company were selected pursuant to arrangements or understandings other than with the Directors and stockholders of the Company acting within their capacity as such. There are no family relationships among the Directors and executive officers of the Company, and none of the Directors serves as a Director of any company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

     The Board does not anticipate that any of the nominees will be unable to serve as a Director of the Company, but if that should occur before the meeting, the proxy holders, in their discretion, upon the recommendation of the Company's Board of Directors, reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of Directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, based upon the recommendation of the Board of Directors.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                           ---
                           THE NOMINEES LISTED ABOVE.

BOARD OF DIRECTORS MEETINGS

     During the calendar year ending December 31, 2005, the Board of Directors of the Company met thirteen (13) times and the Board of Directors of the Bank met twenty-four (24) times. Each incumbent attended more than 75% of the meetings of the Board of Directors and Committees on which they served. The Company expects Directors to attend the annual meeting of stockholders and all eleven Directors attended the annual meeting of stockholders in 2005.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's principal asset is its wholly-owned subsidiary, Farmers & Merchants Bank of Central California (the "Bank"). The Directors of the Company are also Directors of the Bank. As such, Bank Committees supervise and review the activities of the Bank, which in turn report to the Company's Board of Directors.

Nominating Committee

     The Board of Directors of the Company has a Nominating Committee; The Committee did not meet in 2005. The Committee does not have a charter. The Committee is comprised of the following voting members: Messrs. Mettler, Steinwert (Chairman), Schumacher, Suess and Hunnell. The Committee identifies candidates to serve as Directors of the Bank and the Company in the event of future Board openings. As part of its nominating responsibilities, the Nominating Committee will consider candidates nominated by the Company's stockholders, Directors, officers and from other sources. In evaluating candidates, the Nominating Committee considers the attributes of the candidate (including skills, experience, diversity, age and legal and regulatory requirements) and the needs of the Board of Directors, and reviews all candidates in the same manner, regardless of the source of the recommendation. The Nominating Committee will consider candidates nominated by the stockholders of the Company for next year's meeting if the nomination is made in writing in accordance with Article III, Section 3.4 of the By-Laws of the Company. See "Stockholder Proposals, Nominations and Notices" on page 19. Each of Messrs. Schumacher, Suess and Hunnell has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards.

Audit Committee

     The Audit Committee of the Company and the Bank oversees and monitors the activities of the internal and independent auditors of the Company and the Bank with the aim of ensuring compliance with applicable laws. The Audit Committee reports to the Boards of Directors of the Bank and the Company, as appropriate. The Audit Committee reviews the reports of audits and examinations of the Bank and the Company made by the independent auditors, internal auditors and regulatory agencies. The Committee also reviews the examinations of Bank operations, loans and credits and reports the results to the Boards of Directors of the Bank and the Company. The Committee met fourteen (14) times in 2005 and is comprised of the following members: Messrs. Schumacher (Chairman), Hunnell, Sanguinetti and Corum. Each of the Directors serving on the Audit Committee has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards. Mr. Schumacher has been determined by the Board of Directors to be a "financial expert" for the Audit Committee.

Expense Committee

     The Expense Committee of the Company and the Bank reviews and examines Bank and Company expenses on a monthly basis comparing the results with the established annual budget, the previous month and prior year, and proposes recommendations to management regarding controllable expenses. The Committee met twelve (12) times in 2005 and is comprised of the following voting members:
Messrs.  Podesta  (Chairman),  Suess  and  Wishek.

CRA Committee (Community Reinvestment Act)

     The CRA Committee of the Company and the Bank monitors the Bank's efforts and responsibilities to comply with the Community Reinvestment Act. The CRA Committee makes recommendations to the Board of Directors to assure the Bank is meeting the credit, investment and service needs of the communities it serves. The Committee met twelve (12) times in 2005 and is comprised of the following voting members: Messrs. Suess (Chairman), Podesta, Adams and Wishek.

Personnel Committee

     The Personnel Committee of the Company and the Bank reviews and establishes the general employment and compensation practices and policies of the Bank and approves procedures for the administration thereof. The Personnel Committee is comprised of the following voting members: Messrs. Adams (Chairman), Sanguinetti, Corum and Schumacher. The Committee met eleven (11) times in 2005. Each of the Directors serving on the Personnel Committee has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards.

Asset and Liability Management Committee

     The Asset and Liability Management Committee of the Company and the Bank is responsible for the formulation, revision and administration of the Bank's policies relating to interest rate, liquidity and investment risk management. The Asset and Liability Committee is a joint committee of management and Directors. The following Directors are voting members: Messrs. Burlington (Co-Chairman), Adams, Suess and Steinwert. The Committee met six (6) times in 2005.

Loan Committee

     The Loan Committee of the Company and the Bank is responsible for the formulation, revision and administration of the Bank's policy relating to credit and loan risk management. The Loan Committee meets weekly and is responsible for approving all loans between $2 million and $10 million (over $10 million requires full Board approval) and reviewing all loans over $500,000. The Loan Committee is a joint committee of management and Directors. The following
Directors are voting members: Messrs. Hunnell (Co-Chairman), Mettler and Steinwert. The Committee met forty-nine (49) times in 2005.

COMMUNICATIONS WITH BOARD OF DIRECTORS

     If you wish to communicate with the Board of Directors you may send correspondence to the Secretary, Farmers & Merchants Bancorp, 111 W. Pine
Street, Lodi, CA 95240-2184. The Secretary will submit your correspondence to the Board of Directors or the appropriate committee, as applicable.

REPORTS OF THE PERSONNEL AND AUDIT COMMITTEES

     The reports of the Personnel Committee and the Audit Committee and additional descriptions of their functions are as follows:

                        REPORT OF THE PERSONNEL COMMITTEE
               OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Personnel Committee reviews and establishes the general employment and compensation practices and policies and approves procedures for the administration thereof.

     The Board of Directors of the Company and the Bank, operating through its Personnel Committee, establishes annual executive compensation for the Chief Executive Officer and the other executive officers of the Company based on their performance and comparative executive compensation levels at other banks of comparable size as determined through research performed by independent third party consultants and published in industry publications. This annual evaluation process is intended to establish a competitive compensation package that rewards each officer based on their contribution and performance, thereby serving to attract and retain talented individuals.

     The Board has implemented a compensation program that includes two major components: (1) an annual base salary and bonus component; and (2) a longer term deferred compensation component.

     Annual Base Salary and Bonus Program

     Each executive officer receives a monthly base salary and is eligible to receive an annual discretionary cash bonus. Salaries are determined largely based upon comparative industry data and personal performance. Merit salary adjustments are evaluated periodically based on Bank and individual performance. Goals and objectives are established annually for each officer with performance measured and evaluated at least annually. Annual cash bonus compensation, if any, is awarded based on actual results against established goals.

     Deferred Compensation Program

     In developing the various components of a longer term compensation program, the Board has determined that at the present time it will not offer stock options or other stock-based compensation as part of the compensation package.

     Accordingly, the Board has implemented a non-qualified deferred compensation program (see "Deferred Bonus Plan and Executive Retention Plan") for certain executive officers which provides incentive compensation based upon long term cumulative profitability and increases in the Company's total market capitalization. The cost of this program is expensed annually but is not paid-out until the individual executive officer leaves the Company or retires.

     The Board has also implemented a supplemental non-qualified retirement program (see "Defined Contribution Plans - Indexed Retirement Plan") for certain executives whose compensation is in excess of the IRS limits placed on qualified retirement programs. The Board has structured the Indexed Retirement Plan as a defined contribution plan to avoid the uncertain future financial liabilities that can exist under a defined benefit plan. The cost of this program is expensed annually but is not paid-out until the individual executive officer leaves the Company or retires.

     Performance Evaluation Measures

     In evaluating the performance of each of the named executive officers, including the Chief Executive Officer, the Personnel Committee considers a combination of objective and subjective factors, including the following: (1) the Company's annual financial performance as measured by growth in market capitalization, return on assets, return on equity and performance relative to the current year's budget;
(2) progress towards achieving the Company's five year strategic plan; (3) results of the Company's and Bank's regulatory examinations; and (4) current economic conditions. Both the annual budget and strategic plan are approved in advance by the Board of Directors. The Personnel Committee assesses these factors and makes a recommendation to the full Board of Directors for approval. The Board also has contracted the services of an outside independent executive compensation consultant to survey similar size banking institutions in California and in similar markets nationally.

     Chief Executive Officer

     Compensation for the Company's Chief Executive Officer is determined using the same process and philosophy as for other executive officers. Each of the performance measures mentioned in the previous paragraph was considered for purposes of determining the compensation of the Chief Executive Officer.

     The summary compensation earned by the Chief Executive Officer and each of the other named executive officers during 2005 is set forth in the "Summary Compensation Table".

                                        Respectfully submitted,



                                        Stewart C. Adams, Jr., Chairman
                                        Harry C. Schumacher
                                        Kevin Sanguinetti
                                        Edward Corum, Jr.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee oversees relevant accounting, risk assessment, risk management and regulatory matters. It meets with the Bank's and the Company's internal auditors and the independent auditors to review the scope of their work as well as to review quarterly and annual financial statements and regulatory and public disclosures with the officers in charge of financial reporting, control and disclosure functions. After reviewing the independent auditor's qualifications, partner rotation and independence, the Audit Committee also makes an annual decision regarding selection of the independent auditors. In addition, the Audit Committee reviews reports of examination conducted by regulatory agencies and follows up with management concerning recommendations and required corrective action.

     The Audit Committee reports regularly to the Boards of Directors of the Bank and the Company and has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties.

     In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In connection with the December 31, 2005 financial statements of the Company, the audit committee: (1) reviewed and discussed the audited financial statements with management and the independent auditors; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining the auditors' independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2005.

     The Board of Directors has approved a written charter of the Audit Committee which is attached to this proxy statement as Exhibit A hereto.
                                                               ---------

                                        Respectfully submitted,


                                        Harry C. Schumacher, Chairman
                                        Edward Corum, Jr.
                                        Robert F. Hunnell
                                        Kevin Sanguinetti


                           CERTAIN ACCOUNTING MATTERS

CHANGE IN EXTERNAL AUDITOR

     On March 17, 2005, as approved by the Audit Committee, the Company appointed the accounting firm of Perry-Smith LLP as External Auditor for the year 2005. PricewaterhouseCoopers LLP was dismissed on March 17, 2005.

     PricewaterhouseCoopers LLP's reports on the Company's financial statements for 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss PricewaterhouseCoopers LLP, was recommended and approved by our Audit Committee. During 2003 and 2004 and through March 17, 2005, there were no disagreements with PricewaterhouseCoopers LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years. During 2003 and 2004 and through March 17, 2005, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of the SEC's Regulation S-K.

     As stated above, Perry-Smith LLP was appointed on March 17, 2005, as the Company's External Auditor. During 2003 and 2004 and through March 17, 2005, the Company did not consult with Perry-Smith LLP, on any issue, nor did Perry-Smith LLP, advise the Company on any application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event" (each as defined in Item 304(a)(1) of the SEC's Regulation S-K).

AUDIT-RELATED FEES

     The aggregate fees billed by Perry-Smith LLP for assurance and related services that are reasonably related to the performance of the audit and review of the Company's quarterly and annual financial statements for fiscal year 2005 were $97,630.

     The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit and review of the Company's quarterly and annual financial statements for fiscal year 2004 were $190,173.

TAX FEES

     The aggregate fees billed by Perry Smith LLP for professional services for tax compliance, tax advice and tax planning for fiscal year 2005 were $42,455.

     The were no fees billed by PricewaterhouseCoopers LLP for professional services for tax compliance, tax advice and tax planning for fiscal year 2004.

PRE-APPROVAL OF SERVICES BY THE COMPANY'S EXTERNAL AUDITOR

     The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company's external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its independent auditor and consider, and if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

     Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided by its external auditor.

EXECUTIVE OFFICERS

     Set forth below is certain information regarding the executive officers of the Bank, with the exception of Mr. Steinwert and Mr. Mettler whose information is set forth under "Nominees":

NAME AND POSITION(S)       AGE                  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
--------------------       ---                  -----------------------------------------------
Richard S. Erichson         58  Executive Vice President & Senior Credit Officer of the Company and Bank.
Executive Vice President
& Senior Credit Officer

Deborah E. Hodkin           43  Executive Vice President & Chief Administrative Officer of the
Executive Vice                  Company and Bank.
President & Chief
Administrative Officer
and Secretary

Chris C. Nelson             51  Executive Vice President & Head of Retail Banking of the Bank since December
Executive Vice                  2001, prior thereto Vice President On-line Regional Sales and Marketing Wells
President & Head of             Fargo Bank since 2001, prior thereto Senior Vice President, E-Commerce of Bank
Retail Banking                  of America.

Stephen W. Haley            52  Executive Vice President & Chief Financial Officer of the Company and Bank
Executive Vice                  since April 2003, prior thereto, President and Chief Operating Officer of
President                       Community West Bancshares since 2001, prior thereto, Senior Vice President,
& Chief Financial               Finance and Risk Management of United PanAm Financial Corp.
Officer

Kenneth W. Smith            46  Executive Vice President & Head of Business Banking of the Bank since January
Executive Vice                  2004, prior thereto, Senior Vice President and Credit Administrator of the Bank.
President & Head of
Business Banking


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     A Director who is not an employee of the Company receives a fee for each Bank Board Meeting attended. The Board Meeting fee is $1,000, and the Committee Meeting fee is $400 (Committee Chairmen receive $600 with the exception of the Audit Committee Chairman who receives $750). In addition, each Director who is not an employee of the Company received a $25,000 bonus in 2005. Directors may elect to defer receipt of some or all Directors' fees. Directors who are employees of the Company (Messrs. Mettler, Steinwert and Wishek) do not receive compensation for their services as Directors.

     Additionally, Directors are compensated up to $538 per month to cover a portion of the cost of outside medical insurance.

     Directors who are not active officers in the Company do not participate in any retirement plans.

The following table sets forth the aggregate remuneration paid by the Company during 2005, 2004 and 2003 for the services performed in all capacities by the Chief Executive Officer and each of the most highly compensated Executive Officers for whom disclosure is required.

SUMMARY COMPENSATION TABLE

                                             - ANNUAL COMPENSATION -  -DEFERRED COMPENSATION (1)
------------------------------------------------------------------------------------------------
                                                                                       DEFERRED
  NAME                  TITLE                                             DEFINED     BONUS AND
  ----                  -----                                          CONTRIBUTION   RETENTION
                                             YEAR   SALARY    BONUS        PLANS        PLANS
                                             ----   ------    -----        -----        -----
------------------------------------------------------------------------------------------------
K. A.      President & Chief Executive       2005  $499,828  $600,000  $     212,962  $  422,343
Steinwert  Officer of the Company and the    2004   421,627   450,000        199,586     108,498
           Bank                              2003   382,110   375,000        120,560      97,891
------------------------------------------------------------------------------------------------
R. S.      Executive Vice President,         2005  $219,642  $100,000  $     134,117  $  100,678
Erichson   Senior Credit Officer of the      2004   216,136    90,000        125,946      25,856
           Company and the Bank              2003   199,272    80,000         80,589      23,328
------------------------------------------------------------------------------------------------
D. E.      Executive Vice President, Chief   2005  $214,191  $115,000  $      93,168  $  100,678
Hodkin     Administrative Officer and        2004   200,291   100,000         87,505      25,856
           Secretary of the Company and      2003   187,159    80,000         59,189      23,328
           the Bank
------------------------------------------------------------------------------------------------
C. C.      Executive Vice President, Head    2005  $201,164  $100,000  $     115,403  $  100,678
Nelson     of Retail Banking of the Bank     2004   195,955   100,000        108,103      25,856
                                             2003   170,704    75,000         70,590      23,328
------------------------------------------------------------------------------------------------
S. W.      Executive Vice President, Chief   2005  $221,107  $105,000  $     133,399  $  100,678
Haley      Financial Officer of the          2004   202,756    75,000        124,418      25,856
           Company and the Bank              2003   137,898    35,000         32,438      18,046
           (Effective April 1, 2003)
------------------------------------------------------------------------------------------------
K. W.      Executive Vice President, Head    2005  $175,817  $ 75,000  $      81,929  $  100,678
Smith      of Business Banking of the        2004   167,233    46,000         76,602      25,856
           Bank                              2003   131,101    42,000         49,506       9,308
------------------------------------------------------------------------------------------------

(1) Amounts reflected in these columns represent accruals of expense only. Payments are not made to individual Executive Officers until after their retirement or separation of employment, and even then subject to plan vesting requirements. See more detailed plan descriptions on the following pages.

     No Executive Officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus.


     DEFINED BENEFIT PENSION PLAN

     The Bank terminated its Defined Benefit Pension Plan in December, 2005 and made distributions to each participant. Termination distributions (which are not included in the Summary Compensation Table) for each of the named Executive Officers were as follows: K. A. Steinwert, $43,287; R. S. Erichson, $36,788; D.
E. Hodkin, $0; C. C. Nelson, $0; S. W. Haley, $0, K. W. Smith $9,158.

DEFINED CONTRIBUTION PLANS

Profit Sharing Plan

     Substantially all full-time employees of the Company with one or more years of service participate in a Profit Sharing Plan. Two levels of contributions are made to the Profit Sharing Plan: (1) mandatory contributions calculated according to a predetermined set of criteria set forth in the Plan; and (2) discretionary contributions authorized by the Board of Directors. The Board can terminate the plan at any time. The Bank contributed $1,418,000 ($725,000 was discretionary) for the year ended December 31, 2005 and $1,305,000 ($660,000 was discretionary) for the year ended December 31, 2004. Benefits pursuant to the Profit Sharing Plan vest 0% during the first year of participation, 25% per full year thereafter and after five years such benefits are fully vested.

Indexed Retirement Plan and Life Insurance Arrangements

     During 2003, the Company implemented an Indexed Retirement Plan for the benefit of each Executive Officer as well as certain other senior officers of the Company. The Indexed Retirement Plan is a defined contribution supplemental executive retirement plan and was developed to supplement the Company's Profit Sharing Plan which, as a qualified plan, has a ceiling on benefits as set by the Internal Revenue Service. Individuals whose compensation exceeded this ceiling did not receive a retirement benefit on these earnings. The Indexed Retirement Plan was designed to adjust for these limits and provide levels of total compensation that are competitive in the banking industry.

     The Company has also purchased single premium life insurance policies on the lives of the Executive Officers as well as certain other senior officers of the Company. These policies provide: (1) financial protection to the Company in the event of the death of an officer and; (2) since the interest earned on the cash surrender value of the policies is tax free as long as the policies are used to finance employee benefits, significant income to the Company to offset the expense associated with the Indexed Retirement Plan.

     The Board has structured the Indexed Retirement Plan as a defined CONTRIBUTION plan to avoid the uncertain future financial liabilities that can exist under a defined BENEFIT plan. An account is established for each participant that is credited annually with an amount based on the taxable equivalent earnings on the cash surrender value balances of the single premium life insurance policies purchased, net of: (1) the mortality charges associated with the policies; and (2) a minimum required return (defined under the Plan as the return on five year treasuries) to the Company on these cash surrender value balances. The initial cash surrender value of the life insurance policies purchased for each participant was determined based upon the individual's compensation at the time they became a participant in the plan and the number of years of service remaining to age 65 so as to provide a supplemental retirement benefit equal to a portion of the participant's projected final pay with the Company. Benefits become payable to participants after either: (1) the participant has become vested and his or her employment at the Company terminates (including retirement); or (2) there has been a "Change in Control" as defined in the Plan. The balance in each participant's account is 0% vested during the first five years of employment and becomes fully vested after five years of employment.

     As compensation to each participant for agreeing to allow the Company to purchase an insurance policy on his or her life, split dollar agreements have been entered into with each participant. These agreements provide for a division of the life insurance death proceeds between the Company and each participant's designated beneficiary or beneficiaries. The dollar value of premiums relating to that portion of the death proceeds that would be payable to the participant's beneficiary or beneficiaries in the event of his or her death, is included in the participant's Salary in the Summary Compensation Table. As of December 31, 2005 a total of 18 employees had agreed to allow the Company to purchase an insurance policy on their life.

     As of December 31, 2005 the total cash surrender value balances of the insurance policies was $36.8 million. Since the purchase of the first insurance policies in late 2001, the Company has earned taxable equivalent income (assuming a 42% tax rate) on these policies of $10.5 million, and recorded an expense of $1.94 million for the Indexed Retirement Plan. The Company's total accrued liability under the Indexed Retirement Plan was $1.94 million as of December 31, 2005.

DEFERRED BONUS PLAN AND EXECUTIVE RETENTION PLAN

     Each of the CEO and the other Executive Officers are participants under the Deferred Bonus and Executive Retention Plans and are entitled to receive cash payments based on the long-term cumulative profitability and increase in market value of the Company using a bonus factor determined for each participant. Amounts become payable to eligible participants after either the participant has become vested and his or her employment at the Company terminates or there has been a "Change in Control" as defined in the Plan. Benefits pursuant to the Deferred Bonus Plan vest 0% during the first year of participation, 25% per full year thereafter and after five years such benefits are fully vested. Benefits pursuant to the Executive Retention Plan vest 10% per full year beginning in 2005 and after ten years are fully vested.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has an employment agreement with Kent A. Steinwert, the Company's President and Chief Executive Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, salary increases at the discretion of the Board of Directors based upon performance, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Steinwert may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Company has an employment agreement with Richard S. Erichson, the Company's Executive Vice President and Senior Credit Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Erichson may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Company has an employment agreement with Deborah E. Hodkin, the Company's Executive Vice President and Chief Administrative Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of her employment, Ms. Hodkin may be entitled to receive severance compensation as set forth in her employment agreement up to an amount equal to twice her annual base salary.

     The Company has an employment agreement with Chris C. Nelson, the Company's Executive Vice President and Head of Retail Banking. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Nelson may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Company has an employment agreement with Stephen W. Haley, the Company's Executive Vice President and Chief Financial Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Haley may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Company has an employment agreement with Kenneth W. Smith, the Company's Executive Vice President and Head of Business Banking. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Smith may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain Directors and Executive Officers of the Bank and the Company and corporations and other organizations associated with them and members of their immediate families were customers of and engaged in banking transactions, including loans, with the Bank in the ordinary course of business in 2005. Such loans were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans did not involve more than the normal risk of collection or have other unfavorable features.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Schumacher, Sanguinetti, Corum and Adams served in 2005 as members of the Personnel Committee. With the exception of Mr. Schumacher, who retired as an employee in 1997, no member is or has been an officer or employee of the Company. During 2005, certain members of the Personnel Committee had loans or other extensions of credit outstanding from the Bank. These loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act of 2002 and did not involve more than the normal risk of collection or have other unfavorable features.

INDEMNIFICATION

     The Company's Certificate of Incorporation and By-Laws provide for indemnification of officers, Directors, employees and agents to the fullest extent permitted by Delaware law. Delaware law generally provides for the payment of expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by the indemnitees provided such person acted in good faith and in a manner he or she reasonably believed not to be opposed to the best interests of the corporation and with respect to any criminal action or proceeding if he or she had no reasonable cause to believe his or her conduct was unlawful. However, in derivative suits, if the suit is lost, no indemnification is permitted in respect of any claim as to which the prospective indemnitee is adjudged to be liable for misconduct in the performance of his or her duty to the Company and then only if, and only to the extent that, a court of competent jurisdiction determines the prospective indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Finally, no indemnification may be provided in any action or suit in which the only liability asserted against a Director is pursuant to a statutory provision proscribing the making of loans, dividends, and distribution of assets under certain circumstances.

     The provisions regarding indemnification may not be applicable under certain federal banking and securities laws and regulations.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange
Commission. Executive Officers, Directors and greater than ten percent stockholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its Executive Officers and Directors complied with all filing requirements applicable to them with respect to transactions during 2005. The Company has no greater than ten percent stockholders.

PERFORMANCE GRAPHS

     The following graphs compare the yearly percentage change in the Company's cumulative total stockholder return on common stock with (i) the cumulative total return of the American Stock Exchange market index, and (ii) a published index compiled by Hemscott Group (formerly Core Data) of banks and bank holding companies throughout the United States. The following comparisons cover the period January 1, 2001 to December 31, 2005. The graphs assume an initial investment of $100 on January 1, 2001 and reinvestment of dividends. The stock price performance set forth in the following graphs is not necessarily indicative of future price performance.

     These graphs shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate these graphs by reference.


                               [GRAPHIC  OMITTED]



                               [GRAPHIC  OMITTED]

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     To the knowledge of the Company, as of the record date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's common stock except as set forth in the following tables. For the purpose of this disclosure and the disclosure of ownership shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the record date.

                   NAME AND ADDRESS       AMOUNT AND NATURE OF     PERCENT
TITLE OF CLASS  OF BENEFICIAL OWNER(1)  BENEFICIAL OWNERSHIP (2)  OF CLASS
--------------  ----------------------  ------------------------  ---------
Common Stock    Sheila M. Wishek                  48,008              5.84%
                111 West Pine Street
                Lodi, CA, 95240-2184

Common Stock    Bruce Mettler                     44,945              5.47%
                111 West Pine Street
                Lodi, CA, 95240-2184

Common Stock    Joan Rider                        42,989              5.23%
                111 West Pine Street
                Lodi, CA, 95240-2184

______________________
(1) Mail should be sent to these individuals at the Company's address marked "c/o Shareholder Relations."

(2) Shares are beneficially owned, directly and indirectly, together with spouses, and unless otherwise indicated, holders share voting power with their spouses.

     The following table shows the number of common shares and the percentage of the total shares of common stock of the Company beneficially owned (as previously discussed) by each of the current Directors, by each of the nominees for election to the office of Director, by the Chief Executive Officer and the five other most highly compensated executive officers of the Bank and by all Directors and Executive Officers of the Company and of the Bank as a group as of the record date.

                                                                AMOUNT OF COMMON STOCK
                                                                  OWNED AND NATURE OF       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                       BENEFICIAL OWNERSHIP (2)    OF CLASS
----------------------------------------                      --------------------------  -----------
Stewart C. Adams, Jr.                                                    1,756                     *
Ralph Burlington                                                         3,036                     *
Edward Corum, Jr.                                                          106                     *
Richard S. Erichson                                                        899                     *
Stephen W. Haley                                                            93                     *
Deborah E. Hodkin                                                          115                     *
Robert F. Hunnell                                                        1,770                     *
Ole R. Mettler                                                          27,312                  3.32%
Chris C. Nelson                                                            117                     *
James R. Podesta                                                         1,055                     *
Kevin Sanguinetti                                                        3,919                     *
Harry C. Schumacher                                                      5,447                     *
Kenneth W. Smith                                                           113                     *
Kent A. Steinwert                                                        4,026                     *
Calvin (Kelly) Suess                                                       933                     *
Carl A. Wishek, Jr.                                                     40,722                  4.96%

All Directors and executive officers as a group (16 persons)            91,419                 11.13%

___________________
*    Indicates  less  than  1%.
(1) Unless otherwise indicated, the business address for each of the persons listed in the table is 111 West Pine Street, Lodi, CA, 95240-2184.
(2) Shares are beneficially owned, directly and indirectly, together with spouses, and, unless otherwise indicated, holders share voting power with their spouses.

                 STOCKHOLDER PROPOSALS, NOMINATIONS AND NOTICES

     Under the Rules of the Securities and Exchange Commission, if a stockholder intends to include a proposal in the Company's proxy statement and form of proxy for presentation at the Company's 2007 Annual Meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by December 14, 2006. In addition to these advance notice requirements, there are other requirements that a stockholder must meet in order to have a proposal included in the Company's proxy statement under the rules of the Securities and Exchange Commission.

     In addition, Article III, Section 3.4 of the By-Laws of the Company provides a procedure for nomination for election of members of the Board of Directors of the Company. Nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors. Nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Company not less than thirty (30) days or more than sixty (60) days prior to any meeting of stockholders called for election of Directors, provided, however, that if less than twenty-one (21) days notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. If the Company's 2007 Annual Meeting of Stockholders is held on the third Monday of May (as it will be in 2006), any stockholder nomination, to be timely, must be received by the Company not later than April 20, 2007 and not earlier than March 22, 2007. Notification must contain certain information as to each proposed nominee and as to each person acting alone or in conjunction with one or more persons, in making such nomination or in organizing, directing or financing such nomination. If the Chairman of the meeting acknowledges the nomination of a person not made in accordance with the foregoing procedures, the persons named as proxies in the proxy materials relating to the meeting will use their discretion in voting the proxies when the nomination is made at the meeting. A copy of the By-Laws of the Company can be obtained by written request to the Secretary of the Company, Deborah Hodkin, 111 West Pine Street, Lodi, CA 95240-2184.

     Pursuant to Article II, Section 2.6 of the Company's By-Laws, in order for other business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and must have been a stockholder of record at the time such notice is given. To be timely, a stockholder's notice shall be delivered to or mailed (by United States registered mail, return receipt requested) and received at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by a stockholder to be timely must be so delivered or mailed (by U.S. registered mail, return receipt requested) and received not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Notice of any stockholder proposal by a stockholder to properly bring business before the 2007 annual meeting, to be timely, must be received by the Company no later than March 5, 2007, and no earlier than February 14, 2007. Such stockholder's notice to the Secretary must contain certain additional information, which is more particularly described in Article II, Section 2.6 of the Company's By-Laws. No business shall be conducted at an annual meeting of stockholders unless proposed in accordance with the foregoing procedures. The Chairman of the meeting shall, if the factors warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted.

                                  ANNUAL REPORT

     Together with this proxy statement, Farmers & Merchants Bancorp has distributed to each of its stockholders an annual report for the year ended December 31, 2005. The annual report contains the consolidated financial statements of the Company and the report thereon of Perry-Smith LLP, the Company's independent public accountants for 2005 and PricewaterhouseCoopers LLP, the Company's independent public accountants for 2004.

     Upon written request by any person entitled to vote at the meeting, addressed to Deborah Hodkin, Secretary of the Company, at 111 West Pine Street, Lodi, CA 95240-2184, we will provide, without charge, a copy of the Company's 2005 Annual Report on Form 10-K, including the financial statements and the schedules thereto filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. You can also obtain a copy of the Company's annual report on form 10-K and other periodic filings with the Securities and Exchange Commission through the F&M Bank website. The website address is http://www.fmbonline.com. The link to the Securities and Exchange Commission is on the About F&M Bank page.

                                  OTHER MATTERS

     The Management and Directors of the Company are not aware of any other matters to be presented for consideration at the meeting to be held on May 15, 2006 or any adjournments or postponements thereof. If any other matters should properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best business judgment, pursuant to the discretionary authority granted therein.


     BY ORDER OF THE BOARD OF DIRECTORS


     /s/Deborah Hodkin

     Deborah Hodkin
     Secretary

                                    EXHIBIT A
                                    ---------

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

The Audit Committee Charter provides general guidelines for members of the Audit Committee (Committee) for the Board of Directors of Farmers & Merchants Bank of Central California (Bank). These guidelines will assist the Committee in its efforts to ensure ongoing adequacy of the Bank's internal audit system as recommended by section 132 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA), Securities Exchange Commission and the AICPA's Auditing Standards Board. The Audit Committee of the Board of Directors of the Bank shall also serve to discharge the functions and responsibilities of the Committee of the board of Directors of the Company, as described hereinafter. In discharging its responsibilities, the Committee may utilize outside legal counsel or other experts and advisors, as it sees fit.

COMMITTEE MEMBERSHIP
The Committee shall be composed of at least three outside Directors of the Board who are independent of the management of the Bank and the Company. The Board shall annually determine whether members are "independent" of management of the Bank and the Company as such term is defined by Rule 4200(a)(14) of the NASD's current listing standards.

To maintain independence, members may not (directly or indirectly):
     - Accept any consulting, advisory or other compensatory fee from the Bank (or Bancorp), other than in his or her capacity as a member of the audit committee, board or other board committee.
     -    Be  affiliated  with  the  Bank,  Bancorp  or  any  subsidiary.

DESIGNATION  OF  AUDIT  COMMITTEE  FINANCIAL  EXPERT
The Committee shall designate one of its members as a "financial expert". The financial expert is an individual who is determined by the Board of Directors to possess all of the following attributes:
     - An understanding of financial statements and generally accepted accounting principles (GAAP).
     - An ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves.
     - Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to what can be expected to be raised by the Bank's or Bancorp's financial statements or experience activity supervising one or more persons engaged in such activities.
     - An understanding of internal controls and procedures for financial reporting.
     -    An  understanding  of  audit  committee  functions.

These  attributes  may  be  acquired  by:
     - Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions.
     - Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation auditing or evaluation of financial statements.
     -    Other  relevant  experience.

COMMITTEE MEETINGS
The Committee shall meet at least bi-monthly to review all recent audit reports (including reports by internal auditors, independent public accountants, and/or regulatory agencies). Management reports shall also be reviewed as they relate to audit findings. The Committee shall maintain and report to the Boards of the Company and the Bank, minutes and other relevant records of their meetings and decisions.

AUDIT SYSTEM
The Committee shall approve an internal audit system, which provides for:

     -    Audit Programs. These items will be annually presented by the auditor:
          -    Scope  and  frequency  of  the  audit  work
          -    Documentation  of  the  work  performed
          -    Conclusions  reached  and  reports  issued

     - Program Effectiveness. Audit Reports and Responses thereto shall be presented to determine if controls are effective and if appropriate corrective action has been taken.

     - Audit Arrangements. The independent auditor, operations auditor and credit examination vendors are ultimately accountable to the Audit Committee. It is management's responsibility to evaluate and recommend vendor selection and replacement, but it is the Committee's responsibility to approve and replace these vendors, if deemed appropriate or necessary. The Committee shall preapprove all non-audit engagements of the independent auditor. The Committee shall review the report by the independent auditor which is required by Section 10A of the Securities Exchange Act of 1934. The following information shall be presented to the Committee with Management's recommendations at least annually:
          -    Written  Agreement. Annual written contract or engagement letter.
          - Vendor Competence. A resume and references for each individual responsible for maintaining the audit relationship.
          -    Vendor  Independence. A formal written statement of independence.

RESPONSIBILITIES
The Committee shall:
     - Review the Forms 10-Q and 10K prior to presentation to the Board and filing with the Securities Exchange Commission and recommend inclusion of the Company's financial statements therein.
     - Report to the Board that its members have reviewed the Forms 10-Q and 10K, and whether anything came to the attention of the Committee members which caused them to believe that the audited financial statements contain any materially misleading statements or omit any material information.
     - The Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by SAS Nos. 61 and 90 (Communications with Audit Committees).
     - Evaluate findings of all internal/external audits and examinations of the Company's operations, credit management, and risk oversight management. Review management responses and corrective action of all audit/examination findings.
     - Provide oversight of all internal controls including applicable policies. Communicate with Company management on internal control issues. Oversee Company's Bank Secrecy Act, Anti-Money Laundering, and Patriot Act policies and Customer Identification Program (CIP). Post-approval review all Suspicious Activity Reports and provide appropriate feedback to Bank management. Insure an adequate BSA/AML management structure exists in the Company. Communicate all internal control and BSA/AML issues and policies to the entire Board of Directors.
     - Establish procedures for the confidential, anonymous submission by employees or other "whistleblowers" of concerns regarding questionable accounting, internal control or auditing matters; and the receipt, retention and treatment of these complaints.
     - Ensure that a copy of this Charter is disclosed in the Company's Proxy Statement at least every three years.